SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBITS
TO
FORM 8-K

CARMAX AUTO OWNER TRUST 2002-1

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Series 2002-1 Statement to Noteholders and Certificateholders for the month of November 2002.

MONTHLY SERVICER'S CERTIFICATE
CARMAX AUTO SUPERSTORES, INC.

CARMAX AUTO OWNER TRUST
SERIES 2002-1

Collection Period				11/01/02-11/30/02

Determination Date				12/09/2002

Distribution Date				12/16/2002

Pool Balance

1.	Pool Balance on the close of the last day of the preceding Collection Period			$439,101,238.92

2.	Collections allocable to Principal			$13,573,430.69

3.	Purchase Amount allocable to Principal			$0.00

4.	Defaulted Receivables			$301,931.84

5.	Pool Balance on the close of the last day of the Collection Period			$425,225,876.39
	(Ln1 - Ln2 - Ln3 - Ln4)

6.	Initial Pool Balance			$512,613,701.98

7.	Portfolio Balances	Beginning of Period		End of Period

	a. Class A-1 Note Balance	$36,487,536.94		$22,612,174.41
	b. Class A-2 Note Balance	$126,000,000.00		$126,000,000.00
	c. Class A-3 Note Balance	$159,000,000.00		$159,000,000.00
	d. Class A-4 Note Balance	$107,361,000.00		$107,361,000.00
	e. Certificate Balance	$10,252,000.00		$10,252,000.00

	f. Total Portfolio Balance (sum a - e)	$439,100,536.94		$425,225,174.41

8.	Pool Factors

	a. Class A-1 Note Pool Factor	0.3317049		0.2055652
	b. Class A-2 Note Pool Factor	1.0000000		1.0000000
	c. Class A-3 Note Pool Factor	1.0000000		1.0000000
	d. Class A-4 Note Pool Factor	1.0000000		1.0000000
	e. Certificate Pool Factor	1.0000000		1.0000000

	f. Aggregate Pool Factor	0.8565915		0.8295236

9.	Weighted Average Coupon		%	10.18%

10.	Weighted Average Original Term		months	60.12

11.	Weighted Average Remaining Term		months	50.07

Collections

12.	Finance Charge:

	a. Collections allocable to Finance Charge	$3,798,340.64
	b. Liquidation Proceeds allocable to Finance Charge	$0.00
	c. Purchase Amount allocable to Finance Charge	$0.00

	d. AvailableFinance Charge Collections (sum a - c)	$3,798,340.64

13.	Principal:
	a. Collections allocable to Principal	$13,573,430.69
	b. Liquidation Proceeds allocable to Principal	$4,200.00
	c. Purchase Amount allocable to Principal	$0.00

	d. Available Principal Collections (sum a - c)	$13,577,630.69

14.	Total Finance Charge and Principal Collections (12d + 13d)	$17,375,971.33

15.	Interest Income from Collection Account	$16,036.20

16.	Available Collections (Ln14 + Ln15)	$17,392,007.53

Required Payment Amount

17.	Total Servicing Fee
	a. Monthly Servicing Fee	$365,917.70
	b. Amount Unpaid from Prior Months	$0.00
	c. Amount Paid	$365,917.70

	d. Shortfall Amount (a + b - c)	$0.00

18.	Noteholder Interest Amounts
	a. Class A-1 Monthly Interest	$59,383.47
	b. Class A-1 Monthly Interest Carryover Shortfall	$0.00
	c. Interest Due on Class A-1 Monthly Interest Carryover Shortfall	$0.00

	d. Total Class A-1 Note Interest (sum a - c)	$59,383.47

	e. Class A-2 Monthly Interest	$277,200.00
	f. Class A-2 Monthly Interest Carryover Shortfall	$0.00
	g. Interest Due on Class A-2 Monthly Interest Carryover Shortfall	$0.00

	h. Total Class A-2 Note Interest (sum e - g)	$277,200.00

	i. Class A-3 Monthly Interest	$475,675.00
	j. Class A-3 Monthly Interest Carryover Shortfall	$0.00
	k. Interest Due on Class A-3 Monthly Interest Carryover Shortfall	$0.00

	l. Total Class A-3 Note Interest (sum i - k)	$475,675.00

	m. Class A-4 Monthly Interest	$378,447.53
	n. Class A-4 Monthly Interest Carryover Shortfall	$0.00
	o. Interest Due on Class A-4 Monthly Interest Carryover Shortfall	$0.00

	p. Total Class A-4 Note Interest (sum m - o)	$378,447.53

	q. Total Monthly Note Interest	$1,190,706.00
	r. Total Monthly Note Interest Carryover Shortfall	$0.00
	s. Total Interest Due on Monthly Note Interest Carryover Shortfall	$0.00

	t. Total Note Interest (sum q - s)	$1,190,706.00

19.	Noteholder Principal Amounts

	a. Class A-1 Monthly Note Principal.	$13,875,362.53
	b. Class A-2 Monthly Note Principal	$0.00
	c. Class A-3 Monthly Note Principal	$0.00
	d. Class A-4 Monthly Note Principal	$0.00

	e. Total Monthly Note Principal	$13,875,362.53

20.	Certificateholder Interest Amounts
	a. Monthly Certificate Interest	$38,274.13
	b. Monthly Certificate Interest Carryover Shortfall	$0.00
	c. Interest Due on Monthly Certificate Interest Carryover Shortfall	$0.00

	d. Total (sum a - c)	$38,274.13

	e. Total Certificate Interest	$38,274.13

21.	Monthly Certificate Principal	$0.00

22.	Required Payment Amount	$15,470,260.36

Insurance Payment Amount

23.	Insurance Premium(s) Due
	a. Current Amount Due	$54,887.65
	b. Overdue Premiums	$0.00
	c. Amount Paid	$54,887.65

	d. Shortfall Amount (a + b - c)	$0.00

24.	Unreimbursed Insurance Payments
	a. Current Amount Due	$0.00
	b. Interest	$0.00
	c. Amount Paid	$0.00

	d. Shortfall Amount (a + b - c)	$0.00

25.	Insurance Payment Amount	$54,887.65

Available Funds

26.	Available Collections	$17,392,007.53
27.	Reserve Account Draw Amount	$0.00
28.	Policy Claim Amount	$0.00

29.	Available Funds	$17,392,007.53

Collection Account Activity

30.	Deposits
	a. Total Daily Deposits of Principal Collections	$3,798,340.64
	b. Total Daily Deposits of Finance Charge Collections	$13,577,630.69
	c. Withdrawal from Reserve Account	$0.00
	d. Policy Claim Amount	$0.00
	e. Interest Income	$16,036.20

	f. Total Deposits to Collection Account (sum a - e)	$17,392,007.53

31.	Withdrawals
	a. Servicing Fee	$365,917.70
	b. Deposit to Note Payment Account for Monthly Note Interest/Principal	$15,066,068.53
	c. Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal	$38,274.13
	d. Payments to Insurer for Insurance Premium	$54,887.65
	e. Reimbursement of Insurance Payments	$0.00
	f. Deposit to Reserve Account	$0.00
	g. Payment to Seller of any remaining funds	$1,866,859.52

	h. Total Withdrawals from Collection Account(sum a - g)	$17,392,007.53

Note Payment Account Activity

32.	Deposits
	a. Class A-1 Interest Distribution	$59,383.47
	b. Class A-2 Interest Distribution	$277,200.00
	c. Class A-3 Interest Distribution	$475,675.00
	d. Class A-4 Interest Distribution	$378,447.53

	e. Class A-1 Principal Distribution	$13,875,362.53
	f. Class A-2 Principal Distribution	$0.00
	g. Class A-3 Principal Distribution	$0.00
	h. Class A-4 Principal Distribution	$0.00

	i. Total Deposits to Note Payment Account (sum a-h)	$15,066,068.53

33.	Withdrawals
	a. Class A-1 Distribution	$13,934,746.00
	b. Class A-2 Distribution	$277,200.00
	c. Class A-3 Distribution	$475,675.00
	d. Class A-4 Distribution	$378,447.53

	e. Total Withdrawals from Note Payment Account (sum a - d)	$15,066,068.53

Certificate Payment Account Activity

34.	Deposits
	a. Certificate Interest Distribution	$38,274.13
	b. Certificate Principal Distribution	$0.00

	c. Total Deposits to Certificate Payment Account (sum a - b)	$38,274.13

35.	Withdrawals

	a. Certificate Distribution	$38,274.13

	b. Total Withdrawals from Certificate Payment Account	$38,274.13

Required Reserve Account Amount

If no Required Reserve Account Increase Event has occurred, the Required Reserve Account Amount is equal to the lesser of: (Ln36 or Ln37)

36.	Greater of: (a or b)
	a. Percentage applicable times Pool Balance as of the last day of the Collection Period (percentage applicable = 2.25%)	$9,567,582.22

	b. $5,126,137.02	$5,126,137.02

37.	Sum of Note Balance and Certificate Balance as of current Distribution Date
	(after giving effect to all principal payments on current Distribution Date)	$425,225,174.41

If a Required Reserve Account Increase Event has occurred, the Required Reserve Account
Amount is equal to the Required Reserve Account Increase Amount:

38.	Greater of: (a or b)
	a. Percentage applicable times Pool Balance as of the last day of the Collection Period (percentage applicable = 4.50% )	$19,135,164.44

	b. $10,252,274.04	$10,252,274.04

39.	Required Reserve Account Amount	$9,567,582.22

Reserve Account Reconciliation

40.	Beginning Balance (as of Preceding Distribution Date)	$9,879,777.88

41.	Investment Earnings	$9,875.83

42.	Reserve Account Draw Amount	$0.00

43.	Reserve Account Amount (Ln 40 + Ln41 - Ln42)	$9,889,653.71

44.	Deposit from Excess Available Funds	$0.00

45.	Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount	$322,071.49

46.	Ending Balance (Ln43 + Ln44 - Ln45)	$9,567,582.22

47.	Reserve Account Deficiency (Ln39 - Ln46)	$0.00

Instructions to the Trustee

48.	Amount to be deposited from the Reserve Account into the Collection Account	$0.00

49.	Amount to be paid to Servicer from the Collection Account	$365,917.70

50.	Amount to be deposited from the Collection Account into the Note Payment Account	$15,066,068.53

51.	Amount to be deposited from the Collection Account into the Certificate Payment Account	$38,274.13

52.	Amount to be paid to Insurance Provider from the Collection Account	$54,887.65

53.	Amount to be deposited from the Collection Account into the Reserve Account	$0.00

54.	Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
	Exceeds Required Reserve Amount	$322,071.49

55.	Amount to be paid to Seller from the Collection Account for any remaining Available Funds	$1,866,859.52

56.	Amount to be paid to Class A-1 Noteholders from the Note Payment Account	$13,934,746.00

57.	Amount to be paid to Class A-2 Noteholders from the Note Payment Account	$277,200.00

58.	Amount to be paid to Class A-3 Noteholders from the Note Payment Account	$475,675.00

59.	Amount to be paid to Class A-4 Noteholders from the Note Payment Account	$378,447.53

60.	Amount to be paid to Certificateholders from the Certificate Payment Account	$38,274.13

Net Loss and Delinquency Activity

61.	Cumulative Net Losses		$1,002,972.95

62.	Cumulative Net Loss Percentage
	a. For the current Collection Period		0.1957%
	b. Has a Required Reserve Account Increase Event occurred?		NO
	c. Has a Cumulative Net Loss Trigger Event occurred?		NO

63.	Delinquency Analysis	Number of	Principal
		Loans	Balance

	a. 31 to 60 days past due	216	$2,834,918.90
	b. 61 to 90 days past due	63	$765,020.85
	c. 91 or more days past due	38	$541,072.23

	d. Total (sum a - c)	317	4,141,011.98

64.	Delinquency Ratio including Repossessions
	a. For the current Collection Period		0.9431%
	b. For the preceding Collection Period		0.9449%
	c. For the second preceding Collection Period		0.8757%
	d. Average Delinquency Ratio (average a - c)		0.9212%
	e. Has a Required Reserve Account Increase Event occurred (greater than 4.25%)?		NO
	f. Has a Trigger Event occurred (greater than 5.25%)		NO

65.	Covenants of the Seller (dollar amounts in thousands)		31-Aug-02
	a. 50% of Positive Net Income for CarMax since November 30, 2001		$39,674
	Given: $350,000,000		$350,000
	Total		$389,674
	Tangible Net Worth		$532,179
	Is Tangible Net Worth less than $350,000,000 plus 50% of CarMax’s positive net income?		NO

	b. Managed Assets		$1,746,709
	Ratio of Tangible Net Worth to Managed Assets		30.47%
	Is the ratio of Tangible Net Worth to Managed Assets less than 18%?		NO

	c. Adjusted EBITDA		$57,663
	Total Interest and Rent Expense		$12,034
	Ratio of Adjusted EBITDA to Total Interest and Rent Expense		4.79
	Is the ratio of Adjusted EBITDA to Total Interest and Rent Expense less than 1.5 for Q1 & Q2 or 1.1 for Q3 & Q4?		NO

66.	Covenant of the Seller		30-Nov-02
	Has CarMax had any change in control, merger or consolidation?		Yes
	If yes, does CarMax maintain a minimum of $75 million in cash or borrowing capacity?		Yes

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on December 9, 2002.

CARMAX AUTO SUPERSTORES, INC.
    As Servicer
By: /s/ Keith D. Browning
Name: Keith D. Browning
Title: Executive Vice President and Chief Financial Officer